As filed with the Securities and Exchange Commission on February 6, 2006

Registration No. 333-120076

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-3
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

FOSTER WHEELER LTD.
(Exact name of registrant as specified in its charter)
Bermuda	22-3802649
(State or jurisdiction of incorporation or	(I.R.S. Employer
organization)	Identification No.)

Perryville Corporate Park,
Clinton, New Jersey 08809 4000
Telephone: (908) 730-4000
Facsimile: (908) 730-5300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

     Lisa Fries Gardner
c/o Foster Wheeler Inc.
Perryville Corporate Park,
Clinton, New Jersey 08809 4000
Telephone: (908) 730-4000
Facsimile: (908) 730-5300
(Name, address, including zip code, and telephone number, including area code, of agent for service)

     Copy to:

Tracy Kimmel
King & Spalding LLP
1185 Avenue of the Americas
New York, New York 10036
(212) 556-2100

Approximate date of commencement of proposed sale to the public: Not applicable.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] ________________

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] ___________________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

EXPLANATORY STATEMENT: DEREGISTRATION OF SECURITIES

     Foster Wheeler, Ltd., a Bermuda company (the “Company”), filed a registration statement on Form S-3 (File No. 333-120076) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) on October 29, 2004. The Registrant filed pre-effective amendments to the Registration Statement on December 15, 2004 and December 21, 2004, and the Commission declared the Registration Statement effective on December 23, 2005. The Registration Statement registered 32,795,199 Common Shares, 205,681 Series B Convertible Preferred Shares, 484,065 Class A Warrants to Purchase Common Shares and 4,842,900 Class B Warrants to Purchase Common Shares each of the Company, and $76,634,500 in Principal Amount of 10.359% Senior Secured Notes due 2011, Series A of Foster Wheeler LLC and the Guarantees thereof issued by the Guarantors named in the Registration Statement (collectively, the “Securities”).

     In accordance with the undertaking contained in Part II, Item 17(a)(3) of the Registration Statement and pursuant to Item 512(a)(3) of Regulation S-K, the Company files this Post-Effective Amendment No. 1 to remove from registration all of the Securities that remain unsold under the Registration Statement as of the date hereof. Accordingly, the Company hereby deregisters all of the Securities that are covered by the Registration Statement and remain unsold as of the date hereof.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER LTD.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Vice President and Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER LLC

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

EQUIPMENT CONSULTANTS, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER HOLDINGS LTD.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Director, Vice President and Assistant Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER ASIA LIMITED

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Vice President and Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER CAPITAL & FINANCE CORPORATION

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER CONSTRUCTORS, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER DEVELOPMENT CORPORATION

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER ENERGY CORPORATION

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER ENERGY MANUFACTURING, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER ENERGY SERVICES, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER ENVIRESPONSE, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Director and Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER ENVIRONMENTAL CORPORATION

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER FACILITIES MANAGEMENT, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Vice President and Secretary and Chief Governance Officer

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER INTERNATIONAL CORPORATION

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Vice President and Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER INTERNATIONAL HOLDINGS, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Vice President, Secretary and Chief Governance Officer

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER POWER SYSTEMS, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER PYROPOWER, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER REAL ESTATE DEVELOPMENT CORP

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER REALTY SERVICES, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER USA CORPORATION

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER VIRGIN ISLANDS, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER ZACK, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FW MORTSHAL, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

HFM INTERNATIONAL, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

PROCESS CONSULTANTS, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

PYROPOWER OPERATING SERVICES COMPANY, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

PERRYVILLE III TRUST

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

CONTINENTAL FINANCE COMPANY LTD.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Director, Vice President and Assistant Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

ENERGY HOLDINGS, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FINANCIAL SERVICES S.A.R.L.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER EUROPE LIMITED

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER INTERCONTINENTAL CORPORATION

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Director and Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FW ENERGIE B.V.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FW HUNGARY LICENSING LIMITED LIABILITY COMPANY

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

PGI HOLDINGS, INC.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER POWER CORPORATION

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER MIDDLE EAST CORPORATION

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Director, Vice President and Secretary

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478(a)(4) thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on February 6, 2006.

FOSTER WHEELER NORTH AMERICA CORP.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Secretary